COMMERCIAL LEASE

THIS LEASE, is made and entered into this 27th day of June, 2005 by and between Don Witt, Inc. (hereinafter called "Landlord"), and Integrated Management Information, Inc., with a mailing address of 601 Fourth Street, P.O. Box 1291, Platte City, MO 64079, (hereinafter called "Tenant").

                                    ARTICLE I
                                 LEASED PREMISES

SECTION 1.01. LEASED PREMISES.

Landlord owns or controls the tract of land in the City of Platte City, County of Platte, and State of Missouri, described in Exhibit "A", attached hereto and incorporated herein by reference. Said land, together with all buildings and improvements now or hereinafter erected thereon, is located at 4th & Main, Platte City, MO 64079 (hereinafter called the "Building").

SECTION 1.02. COMMON AREAS.

The term "Common Areas" shall be deemed to mean all areas, improvements, space, equipment and special services in or at the Building provided by Landlord for the common or joint use and benefit of tenants of the Building, their officers, employees, agents, servants, customers and other invitees, including without limitation all parking areas, driveways, entrances, exits, retaining walls, landscaped areas, pedestrian walkways, courts, access roads, stairs, downstairs hallway, ramps and sidewalks, lot located next to the Building with an address of 605 Fourth Street, Platte City, MO, maintenance buildings, and on-site signs identifying the Building.

SECTION 1.03 DESCRIPTION OF LEASED PREMISES.

Landlord does hereby lease, demise and let unto the Tenant and Tenant hereby leases and rents from Landlord the premises now located on the second and third floor of the Premises and common use of the downstairs hallway with other tenants totaling approximately 3,589 square feet (hereinafter called the "Leased Premises").

SECTION 1.04. TERM.

The initial term (the "Initial Term") beginning July 15, 2005 and ending July 15, 2006 of this Lease shall be one (1) year and shall automatically renew itself unless one party to the agreement gives the other party at least ninety
(90) days notice prior to the expiration of the then term of the Lease.

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SECTION 1.06. RESERVATIONS.

Landlord reserves to itself, the use of the roof, exterior walls and the area above and below the Leased Premises, together with the right and obligation to install, maintain, use, repair and replace pipes, ducts, conduits, wires and structural elements leading through the Leased Premises and which serve other parts of the Building. The use and occupation by the Tenant of the Leased Premises shall include a revocable license to use in common with the others entitled thereto, the common areas, as may be designated from time to time by Landlord, subject, however, to the terms and conditions of this lease and the rules and regulations for the use thereof as prescribed from time to time by the Landlord.

                                   ARTICLE II
                                      RENT

SECTION 2.01. FIXED MINIMUM RENT.

During the first year of the Initial Term of this Lease, a fixed minimum rent (the "Minimum Rent"), is Thirty Five Thousand Eight Hundred Ninety and no/100 Dollars ($35,890.00) payable in advance, on the first day of each and every month at the rate of Two Thousand Nine Hundred Ninety and 83/100 Dollars ($2,990.83) per month.

At the beginning of any Renewal Term the parties shall calculate the increase in rent which has been occasioned by the Consumer Price Index since the beginning date of the previous term. If the increase since the beginning of the previous term has been less than three and one-half percent (3 1/2%) per annum, the Minimum Rent at the beginning of the Renewal Term will be adjusted as though the Consumer Price Index adjustments during the previous term had been at the rate of three and one-half percent (3 1/2% per year.

SECTION 2.02. ADDITIONAL RENT.

In addition to the Minimum Rent, Tenant shall pay as additional rent (the "Additional Rent"), in the amount of Two Dollars ($2.00) per square foot of leased premises, it being agreed in advance that the square footage leased by Integrated Management Information, Inc. is Three Thousand Five Hundred Eighty Nine square feet (3,589 sq. ft.). It is further agreed that Tenant's portion of the additional rent charges shall be Seven Thousand One Hundred Seventy Eight and no/100 Dollars ($7,178.00) per year payable Five Hundred Ninety Eight and 16/100 Dollars ($598.16) per month based on sixty percent (60%) of the building. In the event the actual additional rent costs exceed the $2.00 per square foot price then the Landlord reserves the right to make an additional assessment for the amount of the excess. Provided however, no additional charge will be made if, subject to the provisions of Paragraph 18.03, there has been a carryover of additional rent from year to year in the event the Lease is renewed. The additional rent to be payable on the 1st day of each month.

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Failure to pay any monthly  payment of the Fixed Minimum Rent or Additional Rent by the 30th of the month will result in a ten percent (10%) penalty.

SECTION 2.03. COMMON AREA.

        The common area charges are deemed to be the following:

        1.        All city and county property tax
        2.        All insurance charges
        3.        Trash
        4.        Water
        5.        Mowing
        6.        Snow removal
        7.        Outside maintenance
        8.        Special Assessments
        9.        Maintenance of downstairs hallway

The additional rent does not cover inside capital improvements and maintenance which are the responsibility of the Tenant.

The additional rent does not cover the janitor or cleaning supplies for that portion of the leased area and common area on the first floor.

                                   ARTICLE III
                                SECURITY DEPOSIT

SECTION 3.01. SECURITY DEPOSIT.

Tenant has previously deposited with Landlord the sum of Three Hundred Dollars ($300.00), receipt of which is hereby acknowledged. Said deposit shall be held by Landlord, without liability for interest, as security for the faithful performance by Tenant of all of the terms, covenants and conditions of this Lease by Tenant to be performed. If at any time during the Lease term any of the rent herein reserved shall be overdue and unpaid, or any other sum payable by Tenant shall be overdue, or if Tenant fails to perform any of the other terms, covenants and conditions to be performed by Tenant, then Landlord, at its option, may appropriate and apply all, or any portion, of said deposit to the payment of any such overdue rent or other charge and to the compensation of Landlord for loss or damage sustained by Landlord due to a breach by Tenant as aforesaid, without prejudice, to Landlord's further remedies. Should all or any part of the security deposit be appropriated and applied by Landlord as provided in the preceding sentence, then Tenant shall, upon demand of Landlord, forthwith remit to Landlord a sufficient amount in cash to restore the same to the original sum deposited. Should Tenant comply with all the terms, covenants and conditions of this Lease binding on the Tenant, said deposit shall be returned in full to Tenant within thirty (30) days after the end of the Lease term, less any portion thereof which may have been utilized by Landlord to cure any default or applied to any damages suffered by Landlord and not previously redeposited, together with an itemized written statement setting forth the items and amounts which have been deducted from the security deposit. Landlord shall deliver the funds deposited hereunder to the purchaser of the Landlord's interest in the Building in the event that such interest is sold; thereupon, Landlord shall be discharged from any further liability with respect to such deposit. Interest earned by Landlord on any deposit shall be retained by Landlord.

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Tenant  understands  that the  deposit is not  required to be held in a separate escrow account by Landlord and specifically authorizes Landlord to commingle the deposit with Landlord's funds and Tenant further understands and agrees that Landlord is under no obligation to pay or account to Tenant for any interest, earnings or increments accrued to Landlord from use of the deposit.

                                   ARTICLE IV
                                    UTILITIES

SECTION 4.01. UTILITIES.

All utilities that may be billed directly by the utility company to Tenant will be paid directly by Tenant. If a utility cannot be billed directly to Tenant, it will be paid by Landlord together with any utilities for the common areas throughout the Building. The costs of all utilities billed to Landlord shall be paid by Tenant on a monthly basis as Additional Rent on a pro rata share based on all utility bills payable upon the Building during the preceding month, divided by the pro rata share of the gross leasable space of the Building occupied by Tenant. The utility charges will be shared sixty percent (60%) by Tenant and forty percent (40%) by downstairs Tenant. Landlord shall notify the Tenant in writing of its pro-rata share of each utility bill each month, and Tenant shall pay the same within ten (10) days of the notice thereof. For purposes of this paragraph, utilities includes any charge for refuse service to the Building. Tenant's pro rata share is subject to Section 2.02 hereof. ARTICLE V TAXES

SECTION 5.01. PAYMENT OF REAL ESTATE TAXES.

Landlord will pay directly to the applicable taxing authority all taxes, assessments, and other charges, general or special, ordinary or extraordinary, including any installments, levied or imposed by any lawful authority against or in any respect to the Building of which the Leased Premises are a part; subject always to Tenant's obligation for reimbursement as set forth in Section 3.02 hereof. It is presently anticipated that the real estate taxes may be paid from the additional rent.

SECTION 5.02. TENANT'S TAX OBLIGATION.

A. During the term of this Lease, or any renewal term, Tenant shall pay on a monthly basis, together with and at the same time as the Minimum Rent (as such rent may be adjusted hereunder), its pro-rata share of one-twelfth (1/12th) of the estimated annual cost of Real Estate Taxes (as hereinafter defined) on the Leased Premises. The Real Estate Taxes shall be estimated based on the immediately preceding tax year. The term "Real Estate Taxes" shall mean the aggregate of all ad valorem real estate taxes, assessments and other governmental charges, levies, general and special, ordinary and extraordinary, foreseen and unforeseen of any kind or nature whatsoever, including, without limitation, assessments for public improvements or benefits and special assessments and any other levies which may be levied, assessed or imposed upon the Building. The term Tenant's pro-rata share of said real estate taxes shall be the total of all Real Estate Taxes (heretofore described) payable upon the Building during the calendar year or other fiscal taxing, divided by the pro rata share of the gross leasable space of the Building occupied by Tenant. At the end of each calendar year, or as of the end of the Lease Term, the Landlord shall compute the actual cost of said Real Estate Taxes and the Tenant shall pay to the Landlord any excess of such costs over amounts previously paid by Tenant. If Tenant has paid more than the actual cost of said real estate taxes, the Landlord shall promptly credit the amount of any such overpayment to Tenant's next monthly payments of Minimum Rent due hereunder. Landlord shall provide Tenant with a copy of any tax invoices received by Landlord in connection with the Building.

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B. In the event that any  governmental  authority having  jurisdiction  over the
Building shall impose a tax and/or assessment (other than an income or franchise tax) either upon or against the rentals payable by Tenants in the Building to Landlord or upon or against the business of renting land or buildings, either by way of substitution for real estate taxes as defined above, or in addition thereto, said tax or assessment shall be paid by Tenant as Additional Rent, with the Tenant's proportionate share of such Additional Rent to be determined in the same manner as his proportional share of real estate taxes.

C. Tenant shall be responsible for and shall pay when due any and all taxes, assessments, license fees and public charges, of whatever kind or nature, including but not limited to general or special assessments, assessed during the term of this Lease against any leasehold interest, or against Tenant's business in the Leased Premises, or personal property of any kind owned by, or placed in, upon or about the Leased Premises by Tenant.

D. In the event that, after the commencement of this Lease, any governmental authority imposes a new or different tax, charge or levy which is billed or charged to the Building and/or the Landlord, and such tax, charge or levy is attributable to, derived from or based upon Tenant's leasehold interest, Tenant's occupancy of or doing business in the Leased Premises, Tenant's sales or receipts, or personal property of any kind owned by, or placed in, upon or about the Leased Premises by Tenant; such tax, charge or levy shall be paid by Tenant as Additional Rent, with Tenant's proportional share of such Additional Rent to be determined in the same manner as his proportional share of real state taxes.

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                                   ARTICLE VI
                             INDEMNITY AND INSURANCE

SECTION 6.01. INDEMNIFICATION.

     Tenant shall protect, indemnify and save harmless Landlord, its mortgagees, lenders, officers, agents, servants and employees, from and against any and all liability and expense of any kind (including attorney fees) arising from injuries, damage or loss to persons or property or loss of life (whether of Tenant or other persons) on or about the Building or Leased Premises or any part thereof; and arising from injuries, damages or loss to persons or property or loss of life (whether of Tenant or other persons) sustained or occurring elsewhere then on or about the Leased Premises arising out of the use or occupancy of the Leased Premises by Tenant on or account of or based upon any fact, omission, fault, negligence or misconduct of Tenant. Tenant agrees to promptly notify Landlord of any claim, action, proceeding or suit instituted or threatened against the Landlord. In the event Landlord is made a party to any action for damages which Tenant has indemnified Landlord against, then Tenant shall pay all costs and shall provide effective counsel approved by Landlord in such litigation or shall pay, at Landlord's option, the reasonable attorney fees and costs incurred in connection with said litigation by Landlord.

     Landlord shall protect, indemnify and save harmless Tenant, its owners, officers, agents, servants and employees, from and against any and all liability and expense of any kind (including attorney fees) arising from injuries, damage or loss to persons or property or loss of life on or about the Building or Leased Premises or any part thereof; and arising from injuries, damages or loss to persons or property or loss of life sustained or occurring elsewhere than on or about the Leased Premises arising out of the use of occupancy of the common areas of the Leased Premises on or account of or based upon any fact, omission, fault, negligence or misconduct of Landlord. Landlord agrees to promptly notify Tenant of any claim, action, proceeding or suit instituted or threatened against the Tenant. In the event Tenant is made a part to any action for damages which Landlord has indemnified by Tenant against, then Landlord shall pay all costs and shall provide effective counsel approved by Tenant in such litigation or shall pay, at Tenant's option, the reasonable attorney fees and costs incurred in connection with said litigation by Tenant.

SECTION 6.02. INSURANCE PROVIDED BY TENANT.

     As a part of the additional rent Tenant shall pay its share of a liability policy providing liability coverage for both Landlord and Insured which shall be paid from the additional rent.

     Landlord shall not have any liability to Tenant for any loss or damage incurred by Tenant by reason of fire or other casualty including, but not limited to, loss of business property and income or profits, unless such loss or casualty is caused by the negligence or willful misconduct of Landlord or its agents.

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SECTION 6.03. INSURANCE COSTS FOR BUILDING.

     The insurance cost will be a Common Area charge. Landlord will insure the building for its full measurable value which will be paid from the Additional Rent. Tenant shall have no right to any insurance proceeds.

     During the term of this Lease, or any renewal term, Lessor, at Lessor's expense, shall keep Insurance Coverage (as hereinafter defined) on the Building against loss or damage by fire and other casualty in an amount equal to the Building's full measurable value which shall be paid from the additional rent. The term "Insurance Coverage" shall include full replacement value, fire, extended coverage, liability, loss of rent, vandalism, earthquake coverage, glass coverage, sign coverage and malicious mischief insurance premiums for the Building. It is expressly understood that Landlord's insurance does not include business interruption or leasehold coverage for the benefit of Tenant..

     Tenant agrees that, if any property owned by it and located in the Leased Premises shall be damaged or destroyed by an insured peril, and provided such loss shall not have been caused by Landlord's negligence or willful misconduct, Landlord shall not have any liability to Tenant, nor to any insurer of Tenant, for, or in respect of such damage or destruction.

SECTION 6.04. NOTICE OF CASUALTY.

     Tenant shall give Landlord prompt notice in case of casualty damage to or accidents in the Leased Premises.

                                   ARTICLE VII
                          CONDUCT OF BUSINESS BY TENANT

SECTION 7.01. USE OF LEASED PREMISES.

     Tenant  shall  operate  the  Leased   Premises  as  software  and  hardware
development and related activities.

                                  ARTICLE VIII
                         MAINTENANCE OF LEASED PREMISES

SECTION 8.01. MAINTENANCE BY LANDLORD.

     Landlord agrees to maintain and keep in good repair, at its sole cost, the roof and exterior of the outside walls of the Building in which the Leased Premises are located, and the mechanical, electrical and plumbing systems of the Building which service the Leased Premises; provided that Landlord's obligation to make any such repairs shall not extend to any of said conditions which may have been created by the negligence of Tenant, its agents, employees, invitees, licensees or contractors; provided further, that Landlord's obligation to make any such repairs shall not be applicable to any exterior improvements placed upon the Leased Premises, or otherwise in the Building, by or specifically for Tenant, the maintenance of any such items shall be the specific responsibility of Tenant. The maintenance expense shall be paid from the additional rent.

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SECTION 8.02. MAINTENANCE BY TENANT.

     Tenant agrees to maintain and keep in good repair, at its sole cost, the interior of the Leased Premises, including but not limited to (a) the interior lighting; (b) windows, including sashes; (c) doors, including frames, locks and hardware; (d) signs, ceiling and floor coverings therein; and (e) fixtures, equipment, machinery, controls, appliances, sprinkler systems and utility lines, and appurtenants thereof as are used in connection with the electrical, plumbing, heating, air conditioning and ventilating system or systems for the Leased Premises provided such items are within the Leased Premises, and any other mechanical system in the Leased Premises. If Tenant fails to make any repairs required hereunder, Landlord may demand that the Tenant make the same forthwith; and if the Tenant refuses or neglects to commence such repairs within thirty (30) days and complete the same within a reasonable period of time, Landlord may make or cause such repairs to be made, and shall not be responsible to Tenant for any loss or damage that may accrue to his stock or business by reason thereof; and if Landlord makes or causes such repairs to be made, Tenant agrees to pay to Landlord, on demand, the cost thereof. Tenant is not obligated to maintain any utility or mechanical system which passes over, through or under the Leased Premises for the purpose of providing services to another Tenant or to Common Areas.

SECTION 8.03. INSTALLATION OF ELECTRICAL, COMPUTER EQUIPMENT AND OUTSIDE LINES.

Any outside, electrical or telephone lines shall be installed by the Tenant, any computer or other electrical equipment which causes or which will cause excessive utility expense or interfere with other tenants shall not be installed without approval of the Landlord. If Tenant installs any electrical equipment that overloads the lines in the Leased Premises, or the Building, the Tenant shall, at its expense, make whatever changes are necessary to comply with the requirements of the insurance underwriters or governmental authorities having jurisdiction, and shall be responsible for paying any damage caused thereby to the other tenants in the Building. Landlord shall not be required to supply electric service to the Leased Premises in excess of the capacity that is now existing. No additional lines shall be installed above ground without the written permission of Landlord.

SECTION 8.04. TENANT'S LIENS.

Tenant will not create or permit to be created or to remain and will discharge, any lien (included but not limited to, the liens of mechanics, laborers or materialmen for work or materials alleged to be done or furnished in connection with the Leased Premises), encumbrance or other charge upon the Leased Premises or any part thereof, or upon Tenant's leasehold interest therein; provided, the Tenant shall not be required to discharge any such liens, encumbrances or charges as may be placed upon the Leased Premises by the act of Landlord.

Tenant shall have the right to contest, in good faith and by appropriate legal proceedings, the validity or amount of any mechanics, laborers or materialmen's lien or claimed lien. In the event of such contest, Tenant shall give to Landlord security in a form acceptable to Landlord, and in an amount not less than any such lien or claimed lien, to insure payment thereof and to prevent any sale, foreclosure or forfeiture of the Leased Premises or any part thereof by reason of such non-payment. on final determination of such lien or claim for lien, Tenant will immediately pay any judgment rendered, with all proper costs and charges and shall have such lien released or judgment satisfied at Tenant's expense; upon such payment and release or satisfaction Landlord will promptly return to Tenant such security as Landlord shall have received in connection with such contest. Landlord reserves the right to enter the Leased Premises to post or keep posted notices of non-responsibility for such lien. Tenant will pay, protect and indemnify Landlord within ten (10) days after demand therefor, from and against all liabilities, losses, claims, damages, costs and expenses, including attorney fees, incurred by Landlord by reason of the filing of any lien and/or removal of the same.

SECTION 8.05. TENANT'S SIGNS.

Landlord shall make space available to Tenant on the exterior portion of the Building on which Tenant can place its name, along with the names of other Tenants of the Building and subject to Landlord's lettering criteria. Apart from the foregoing, Tenant will not place or cause to be placed or maintained on any exterior door, wall, window, building entry or store front of the Leased Premises or the Building any sign, awning or canopy or advertising matter or other thing of any kind, and will not place or maintain any exterior lighting, plumbing fixture or protruding object or any decoration, sign, lettering or advertising matter on the glass of any window or door of the Leased Premises or the Building without first obtaining written approval and consent by the Landlord.

All Tenant signs shall be installed and maintained at Tenant's expense. Landlord may erect a structure to accommodate Tenant's signs and if a structure is so erected, the structure will be maintained by Landlord, but all Tenant signs erected therein or thereon shall be erected and maintained at Tenant's sole expense.

SECTION 8.06. TENANT TO KEEP FREE OF OBSTRUCTIONS, TRASH, DEBRIS, SNOW AND ICE.

Tenant shall at all times keep the walkways, porches, doorways and entryways providing ingress and egress to the Leased Premises free of all obstructions including, but not limited to, trash, debris, snow and ice accumulations. In the event such obstructions or accumulations are not promptly removed by Tenant, the same may be removed by Landlord and the cost thereof shall be payable by Tenant as Additional Rent.

                                   ARTICLE IX
                                     PARKING

SECTION 9.01. PARKING OF VEHICLES.

Tenant agrees that it, its agents and employees will park their vehicles only in such areas as the Landlord from time to time designates for employee parking areas. No vehicle shall be parked in any area not designated for parking (including any of the adjoining streets or roads). Tenant's customers shall share the parking available with the employees, customers and invitees of other tenants within the Building on a first come, first served basis.

                                    ARTICLE X
                               ACCESS TO PREMISES

SECTION 10.01. ACCESS TO PREMISES.

Landlord or Landlord's agent, upon reasonable notice and at reasonable times, shall have the right to enter the Leased Premises to examine the same, and, within the last three (3) months of the term of the Lease (or any renewal term) to show the Leased Premises to prospective purchasers or tenants of the Building, and to make such repairs, alterations, improvements or additions as Landlord may reasonably deem necessary or desirable, provided Landlord, or its agents, shall not materially interfere with Tenant's business; Landlord shall be allowed to take all material into and upon said Leased Premises that may be required therefor without the same constituting an eviction of Tenant, in whole or in part, and the rent shall in no way abate while said repairs, alterations, improvements or additions are being made, provided Landlord, or its agents, shall not materially interfere with Tenant's business. If Tenant, or its agents, shall not be present to open and permit an entry into said Leased Premises at any time, when for any reason an entry therein shall be necessary or permissible, Landlord or Landlord's agents may enter the same, without rendering Landlord or such agents liable therefor, and without in any manner affect any obligations or covenants of this Lease.

                                   ARTICLE XI
                                   ASSIGNMENT

SECTION 11.01. ASSIGNMENT.

Tenant will not voluntarily or involuntarily assign (by operation of law or otherwise), mortgage, pledge, or sublet this Lease in whole or in part, or all or any part of the Leased Premises, without the prior written consent of Landlord in each instance, which consent shall not be unreasonably withheld or delayed. The consent by Landlord to any assignment or subletting shall not constitute a waiver of the necessity for such consent to any subsequent assignment or subletting. Tenant shall pay all costs, expenses and reasonable attorney fees that may be incurred or paid by Landlord in processing, documenting or administering any request by Tenant for Landlord's consent required pursuant to this paragraph. Any consent by Landlord to an assignment or subletting as provided for in this paragraph shall not release Tenant from the further performance by Tenant of covenants on the part of Tenant herein contained, and Tenant shall remain ultimately liable for all payments and compliance with all other covenants under this Lease. If at any time during the Lease term any part or all of the capital shares of Tenant, if Tenant shall be a corporation' shall be transferred by sale, assignment, bequest, inheritance, operation of law or other disposition so as to result in a change of the effective vote control of Tenant as of the date of this Lease, Tenant shall promptly notify Landlord in writing of such change, and Landlord may terminate this Lease at any time after such change in control by giving Tenant sixty (60) days prior written notice of such termination. ARTICLE XII EMINENT DOMAIN

SECTION 12.01. EMINENT DOMAIN.

If the whole of the Leased Premises shall be taken or acquired by any public or quasi-public authority under the power or threat of eminent domain, the Lease term shall cease as of the date possession shall be taken by such public authority and Tenant shall pay rent up to that date with an appropriate refund by Landlord of such rent as may have been paid in advance for any period subsequent to the date possession is taken. If less than all of the Leased Premises shall be so taken, the Lease term shall cease only on the part so taken as of the date possession shall be taken by such authority and Tenant shall pay rent up to that day with appropriate refund by Landlord for such rent as may have been paid in advance for any period subsequent to the date that possession is taken; thereafter, the Minimum Rent and Additional Rent shall be adjusted on a prorata basis based upon the number of square feet taken. However, if the part of the Leased Premises so taken leaves space no longer suitable, in the reasonable opinion of Tenant, for the conduct of Tenant's business, then Tenant may elect to terminate the Lease term and Tenant shall pay rent up to the day possession is taken.

SECTION 12.02. DAMAGES.

All compensation awarded or paid for any taking or acquiring under the power or threat of eminent domain, whether the whole or any part of the Leased Premises or Building, shall be property of Landlord, whether such damages shall be awarded as compensation for the diminution in value of the leasehold or to the fee of the Leased Premises or otherwise, and Tenant hereby assigns to Landlord all of the Tenant's right, title and interest in and to any and all such compensation; provided, however, that Landlord shall not be entitled to any award specifically made to Tenant for the taking of Tenant's trade fixtures, furniture or leasehold improvements to the extent of the cost to Tenant of said improvements, less depreciation computed from the date of said improvements to the expiration of the original term of this Lease. Notwithstanding anything herein to the contrary, Tenant expressly retains the right to pursue a separate action for loss of Tenant's business, depreciation to and cost or removal of stock and trade fixtures, moving and other reimbursable expenses for the Tenant.

                                  ARTICLE XIII
                       DESTRUCTION BY FIRE OR OTHER CAUSE

SECTION 13.01. PARTIAL DESTRUCTION BY FIRE OR OTHER CAUSE.

If the Leased Premises shall be partially damaged by fire or other casualty or cause without the fault or neglect of Tenant, the damage shall promptly be repaired by and at the expense of Landlord and the rent until such repairs shall be made shall be apportioned according to the part of the Leased Premises which is unusable by Tenant. If such partial damage is due to the fault or neglect of Tenant, without prejudice to any other rights and remedies of Landlord, the damages shall be repaired by Landlord but there shall be no apportionment or abatement of rent and the Tenant shall pay to the Landlord any deductible not covered by the proceeds of insurance. In no event shall the Landlord be required to repair or replace Tenant's stock in trade, fixtures, furniture, furnishings, floor coverings or equipment. No penalty shall accrue for reasonable delay which may arise by reason of an adjustment of insurance on the part of Landlord and/or Tenant, for reasonable delay on account of "labor troubles" or any other cause beyond Landlord's control. If the Leased Premises or the Building are substantially damaged by fire or other cause, then either Landlord or Tenant may elect to terminate this Lease upon written notice to the other party, and Landlord's sole obligation to Tenant shall be the appropriate refund by Landlord of such rent as may have been paid in advance for any period subsequent to the date of such destruction, and the return of the security deposit.

                                   ARTICLE XIV
                          ALTERATION OF LEASED PREMISES

SECTION 14.01. ALTERATION OF LEASED PREMISES.

Except for minor non-structural changes or alterations, Tenant shall not alter or change the Leased Premises in any manner without first obtaining written permission of Landlord. Landlord in its sole discretion may approve or disapprove any plans for proposed alteration or changes in the Leased Premises, in whole or in part.

                                   ARTICLE XV
                                 LANDLORD'S LIEN

SECTION 15.01. LANDLORD'S LIEN.

The Landlord is hereby granted a lien, in addition to any statutory lien that may exist, on all merchandise, furniture, trade fixtures and other personal property of Tenant in the Leased Premises, to secure the payment of any rent or other sums due under this Lease; such property shall not be moved therefrom until all arrearages shall have been discharged. Landlord shall have the right, upon a default in the payment of any rent or other sum due under this Lease, to enter the Leased Premises and take possession of all such property without liability whether for trespass, eviction, forcible entry or conversion, or otherwise and to sell the same (Tenant hereby waiving the benefit of all laws exempting property from execution, levy and sale on distress or judgment), with or without notice, at public or private sale (at which Landlord may purchase) and apply the proceeds thereof, less all expenses incurred in connection with the exercise of Landlord's rights hereunder, as a credit against any sums due from Tenant to Landlord. Any surplus shall be paid to Tenant, and Tenant shall pay any deficiency forthwith. Alternatively, the lien hereby granted may be foreclosed in any manner provided by law.

                                   ARTICLE XVI
                                DEFAULT BY TENANT

SECTION 16.01. DEFAULT BY TENANT.

A. In the event of: (i) any failure of Tenant to pay any rental or other charges due hereunder for more than ten (10) days after the same shall be due; or (ii) any failure of Tenant to perform any other of the terms, conditions or covenants of this Lease to be observed or performed by Tenant for more than thirty (30) days after written notice of such default shall have been given to Tenant; or
(iii) if Tenant or any guarantor of this Lease shall become bankrupt or insolvent, or file any debtor proceedings, or take or have taken against Tenant or any guarantor of this Lease in any Court pursuant to any statute, either of the United States or of any state, a petition in bankruptcy or insolvency or for reorganization or for appointment of a receiver or a trustee of all or a portion of Tenant's or any such guarantor's property; or (iv) if Tenant or any such guarantor makes an assignment for the benefit of creditors, or petitions for or enters into any agreement; or (v) if Tenant shall abandon the Leased Premises or suffer this Lease to be taken under any writ of execution; then Landlord, in addition to the other rights or remedies it may have, shall have the immediate right of re-entry and remove all persons and property from the Leased Premises; and such property may be removed and stored in a public warehouse or elsewhere at the cost of, and for the account of Tenant, and without being deemed guilty of trespass, or becoming liable for any loss or damage which may be occasioned thereby. It is expressly agreed by Tenant that Minimum Rent, tax reimbursement, insurance reimbursement, charges and any other regular monthly payments due under this Lease are due on the date specified herein; and any other sum (whether or not designated as Additional Rent) is due within ten (10) business days after receipt of the invoice therefor or notice thereof.

B. Should Landlord elect to re-enter, as herein provided, or should it take possession pursuant to legal proceedings or pursuant to any notice provided for by law, it may either terminate this Lease or it may, from time to time, without terminating this Lease, make such alterations and repairs as may be reasonably necessary in order to relet the Leased Premises, and relet the Leased Premises, or any part thereof, for such term or terms (which may be for a term extending beyond the Lease Term) and at such rental or rentals and upon such other terms and conditions as Landlord, in its reasonable discretion, may deem advisable. Upon each such reletting, all rentals received by Landlord from such reletting shall be applied, first to the payment of any indebtedness other than rent due hereunder from Tenant to Landlord; second to the payment of any costs and expenses of such reletting, including brokerage fees and attorney fees and costs of such alterations and repairs; third to the payment of rent due and unpaid hereunder; and the residue, if any, shall be held by Landlord and applied in payment of future rent as the same may become due and payable hereunder. If such rental is received from such reletting during any month be less than that to be paid during that month by Tenant hereunder, Tenant shall pay any such deficiency to Landlord. Such deficiency shall be calculated and paid monthly. Should Landlord at any time terminate this Lease for any breach, in addition to any other remedies it may have, it may recover from Tenant all damages it may incur by reason of such breach, including the cost of recovering the Leased Premises, attorney fees, and including the worth at the time of such termination of the excess, if any, of the amount of rent and charges equivalent to the rent reserved in this Lease for the remainder of this Lease Term over the then reasonable rental value of the Leased Premises for the remainder of the Lease Term. All of which amount shall be immediately due and payable from Tenant to Landlord. In determining the rent which would be payable by Tenant hereunder, subsequent to default, the annual rent for each month of the unexpired term shall be equal to the average monthly minimum and Additional Rent paid by Tenant from the commencement of the Lease Term to the time of default, or during the preceding twelve (12) full calendar months, whichever period is shorter, adjusted, however, to include any provision herein for increases in Minimum Rent.

C. If as a result of any default by Tenant, Landlord shall make any collection efforts or a suit shall be brought for recovery of possession of the Leased Premises or for the recovery of rent or any other amount due under the provisions of this Lease, or because of the breach of any other covenant herein contained on the part of Tenant to be kept or performed, and a breach shall be established, Landlord shall be entitled to recover from Tenant all expenses actually incurred therefor, including reasonable attorney fees.

D. The parties hereto shall, and they hereby do, waive trial by jury in any action, proceeding or counterclaim brought by either of the parties hereto against the other on any matters whatsoever arising out of or in any way connected with this Lease, the relationship of Landlord and Tenant, Tenant's use or occupancy of the Leased Premises, and/or any claim for injury or damage.

                                  ARTICLE XVII
                  RIGHT OF LANDLORD TO SELL, ASSIGN, TRANSFER,
                               CONVEY OR MORTGAGE

SECTION 17.01. LANDLORD'S RIGHT TO TRANSFER LEASE.

The Landlord reserves the right during the Lease Term to subject and subordinate this Lease, and Tenant covenants and agrees to execute and deliver upon demand such further instruments or agreements subjecting and subordinating this Lease to any sale, assignment, mortgage, deed of trust, transfer or conveyance; and said Tenant hereby irrevocably appoints the Landlord the attorney-in-fact of the Tenant to execute and deliver any such instrument for and in the name of Tenant. In the event said Landlord sells, assigns, transfers or conveys its interest in said premises or Lease, the Tenant herein entirely and absolutely releases and discharges said Landlord from all claims, obligations, demands, conditions, covenants, terms and provisions of this Lease.

                                  ARTICLE XVIII
                            MISCELLANEOUS PROVISIONS

SECTION 18.01. NOTICES.

Whenever under this Lease a provision is made for a notice of any kind, it shall be deemed sufficient if such notice to the Tenant is in writing, addressed to the Tenant at the last known post office address of Tenant or at the Leased Premises and deposited in the mail with postage prepaid, and if such notice to the Landlord is in writing addressed to Don Witt, Inc., Don Witt, 4th & Main, P.O. Box 1517, Platte City, MO 64079, or such other address as Landlord may hereafter designate in writing and deposited in the mail with postage prepaid.

SECTION 18.02. HOLDING OVER.

In the event Tenant remains in possession of the Leased Premises after the expiration of this Lease and without the execution of a new Lease, it shall be deemed to be occupying said Leased Premises as a Tenant from month to month at a rate and charge equal to 1.5 times the amount of the Minimum Rent, as adjusted, plus any Additional Rent and any other charges due under this Lease, and subject to all of the other conditions, provisions and obligations of this Lease insofar as the same are applicable to a month to month tenancy. Nothing is herein intended by the parties to extend the term of this Lease.

SECTION 18.03. WAIVER.

The waiver by Landlord or Tenant of any breach of any term, covenant or condition herein contained shall not be deemed to be a waiver of such term, covenant or condition on any subsequent breach of the same or any other term, covenant or condition herein contained. The subsequent acceptance of rent hereunder by Landlord shall not be deemed to be a waiver of any preceding breach by Tenant of any term, covenant or condition of this Lease, regardless of Landlord's knowledge of such preceding breach at the time of acceptance of such rent. No covenant, term or condition of this Lease shall be deemed to have been waived by Landlord or Tenant unless such waiver shall be in writing signed by the party to be charged.

SECTION 18.04. TENANT'S DUTIES ON TERMINATION.

Upon the expiration or other termination of this Lease, Tenant shall quit and surrender to Landlord the Leased Premises, broom clean, in good order and condition, ordinary wear and tear accepted; and Tenant shall remove all of its furnishings, equipment and personal effects except any leasehold improvements which have been attached to the floor, walls or ceilings of the Leased Premises. Landlord, at Landlord's option, may retain any leasehold improvements attached to the floor, walls or ceilings as Landlord's property or may require Tenant to remove the same and restore the Leased Premises to the condition that existed at the date that Tenant took possession of the Leased Premises. Tenant's obligation to observe or perform this covenant shall survive the expiration or other termination of the term of this Lease.

SECTION 18.05. BINDING EFFECT.

The covenants, terms and agreements herein contained shall run with the premises hereby leased and bind the parties hereto, their heirs, distributees, executors, administrators, legal representatives, successors and assigns unless otherwise provided herein. The word "Tenant" shall be deemed and chosen to mean each and every person or party mentioned as a Tenant herein, be the same one or more.

SECTION 18.06. AMENDMENTS.

The terms, conditions or covenants of this Lease may be altered, waived, changed, varied or abandoned only by written instrument signed by the Landlord and Tenant.

SECTION 18.07. PARTIAL INVALIDITY.

In the event that any part of this Lease be held by any Court having jurisdiction to be void, illegal or unenforceable, the remainder of this Lease shall not be affected and shall be enforceable according to its terms.

SECTION 18.08. ACCORD AND SATISFACTION.

No payment by Tenant or receipt by Landlord of a lesser amount than the monthly rent herein stipulated shall be deemed to be other than on account of the earliest reserved rent, nor shall any endorsement or statement on any check or any letter accompanying any check or payment as rent be deemed an accord and satisfaction; and Landlord may accept such check or payment, without prejudice to Landlord's right to recover the balance of such rent or pursue any other remedy provided in this Lease.

SECTION 18.09. ENTIRE AGREEMENT.

This Lease and the exhibits, riders and amendments if any attached hereto and forming a part hereof, set forth all of the covenants, promises, agreements, conditions and understandings between Landlord and Tenant concerning the Leased Premises and there are no covenants, promises, agreements, conditions or understandings, either oral or written, between them other than as are herein set forth.

SECTION 18.10. FORCE MAJEURE.

In the event that Landlord shall be delayed or hindered in or prevented from doing or performing any act or thing required hereunder by reason of strikes, lockouts, casualties, acts of God, labor disputes, inability to procure materials, failure of power, governmental laws or regulations, riots, insurrection, war or other cause beyond the reasonable control of such party, then such party shall not be liable or responsible for any such delays, and the doing or performing of such act or thing shall be extended for the period of the delay.

SECTION 18.11. CAPTIONS.

The captions, section numbers and article numbers appearing in this Lease are for convenience only, and do not limit, construe or describe the scope or intent of such sections or articles of this Lease, nor in any way affect this Lease.

SECTION 18.12. NO SOLICITATION.

Tenant and Tenant's employees and agents shall not solicit business in the parking areas or other common areas, nor shall Tenant distribute any handbills or other advertising matter in automobiles parked in the parking area or in the common areas.

SECTION 18.13.  WAIVER OF JURY TRIAL.

The parties hereto shall, and they hereby do, waive trial by jury in any action, proceeding or counterclaim by either of the parties hereto against the other on any matters whatsoever arising out of or in any way connected with this Lease, Premises and/or any claim for injury or damage.

                                   ARTICLE XIX
                   COMMON AREAS, CONTROL AND MAINTENANCE COSTS

SECTION 19.01. COMMON AREAS.

     All common areas shall at all times be subject to the exclusive control and management of Landlord. Landlord shall have the right, from time to time, to establish (provided Landlord shall have provided Tenant a copy of said rules and regulations), modify and enforce reasonable rules and regulations with respect to all common areas. Tenant agrees to abide by and conform with such rules and regulations; to cause its concessionaires and suppliers, officers, agents, employees and independent contractors so to abide and conform; and to use its best efforts to cause its customers, invitees and licensees to abide and conform. Landlord will operate and maintain the Common Areas in such a manner as Landlord, in its reasonable discretion, shall determine from time to time, but all at times in a manner consistent with the terms of this Lease.

SECTION 19.02. USE OF COMMON AREAS.

All Common Areas not within the Leased Premises, which Tenant shall be permitted to use and occupy, are used and occupied under a revocable license; and if the amount of Common Areas be expanded, diminished or relocated, Landlord shall not be subject to any liability, nor shall Tenant be entitled to any compensation for the diminution or abatement of rent, except as otherwise provided elsewhere herein, nor shall such expansion, diminution or relocation of the Common Areas be deemed constructive or actual eviction.

                                   ARTICLE XX.
                                    FURNITURE

SECTION 20.01.  USE OF FURNITURE.

     The Landlord is leaving for the Tenant some furniture, hereto attached as Exhibit "B", for the Tenant's use so long as the Landlord does not otherwise require it, and so long as it is cared for. Landlord shall have no obligation to replace any furniture and Tenant will either insure the furniture for its full value or will reimburse Landlord for expense for the furniture.

                                  ARTICLE XXI.
                                    ATTORNEY

SECTION 21.01.  ATTORNEY

Don Witt has represented Tenant as its attorney in various transactions. Tenant acknowledges that it has been advised to seek independent legal advice with regard to this Lease. Tenant acknowledges that it is not relying upon, in any manner or fashion, Don Witt of the firm of Witt & Hicklin, P.C. on this matter. Tenant waives all attorney client privileges and conditions.

IN WITNESS WHEREOF, the parties have hereunto subscribed their names on the date and year provided.

Dated:______________    DON WITT, INC.

                                 By: ___________________________________

                                 Title:
LANDLORD



Dated:______________

                                 By: ___________________________________

                                 Title: _________________________________
                                        TENANT

                     EXHIBIT "A" TO LEASE DATED JUNE , 2005
  DON WITT, INC., LANDLORD AND INTEGRATED MANAGEMENT INFORMATION, INC., TENANT

TRACT 1. All that part of Block 56 in the Eastern Extension of Platte City, Platte County, Missouri, described as follows: Beginning 120 feet north of the northeast corner of the intersection of Oak and State Streets in the City of Platte City, running thence east 142 feet; thence north to the public road leading from Platte City, Missouri to Liberty, Missouri; thence with said public road, in a Northwesterly direction to its junction with said State Street; thence South to the place of beginning.

TRACT 2. Beginning at the Southwest corner of the Southeast Quarter of Section 25, Township 53, Range 35, Platte County, Missouri; thence South 89(Degree) 50' 38" East along the South line of the Southeast Quarter of said Section 25, 150.0 feet; thence North and parallel to the West line of the Southeast Quarter of said Section 25, 380.22 feet to the Northwest corner of a tract of land recorded in Book 317 at Page 89 in the Recorder's Office of Platte County, Missouri, said point being also the True Point of Beginning of the tract to be herein described; thence continuing North 19.78 feet to the Southwest corner of a tract of land recorded in Book 88 at Page 130 in the Recorder's Office of Platte County, Missouri; thence South 89(Degree) 50' 38" East along the South line of the aforementioned tract of land recorded in Book 88 at page 130, 14.0 feet to the Southeast corner of the aforementioned tract of land recorded in Book 88 at Page 130; thence North along the East line of the aforementioned tract of land recorded in Book 88 at Page 130, 146.82 feet to a point in the Centerline of Marshall Street (Road J); thence South 48(Degree) 00' 00" East along the Centerline of said Marshall Street 310.50 feet to the most Northerly corner of a tract of land recorded in Book 231 at Page 101 of the Recorder's Office of Platte County, Missouri; thence South 16(Degree) 14' 30" West along the West line of the aforementioned tract of land recorded in Book 231 at Page 101,
128.55 feet measured, 129.35 feet by deed to the most Easterly corner of a tract of land recorded in Book 317 at Page 89 in the Recorder's Office of Platte County, Missouri; thence North 39(Degree) 22' 00" West along the Northeasterly line of the aforementioned tract of land recorded in Book 317 at Page 89, 72.44 feet measured, 73.28 feet by deed; thence North 58(Degree) 22' 00" West along the Northerly line of the aforementioned tract of land recorded in Book 317 at Page 89, 42.96 feet; thence North along the East line of the aforementioned tract of land recorded in Book 317 at Page 89, 8.43 feet; thence North 81(Degree) 38' 00" West along the North line of the aforementioned tract of land recorded in Book 317 at Page 89, 144.31 feet to the True Point of Beginning. Together with an Easement for roadway for ingress and egress appurtenant to the aforesaid premises over and upon the following described tract of land: A tract of land in the Southeast Quarter of Section 25, Township 53, Range 35, Platte County, Missouri, described as follows: beginning at the southwest corner of the Southeast Quarter of said Section 25, thence east along the south line of the southeast quarter of said section 25, 150 feet; thence North 0 degrees 03 minutes 30 seconds West along a line 150 feet from and parallel to the West line of the Southeast quarter of said Section 25, 360.0 feet to the true point of beginning of the tract to be herein described; thence North 0 degrees 03 minutes 30 seconds West 20.22 feet; thence south 81 degrees 41 minutes 30 seconds East
144.31 feet; thence South 0 degrees 03 minutes 30 seconds East 20.22 feet; thence North 81 degrees 41 minutes 30 seconds West 144.31 feet to the true point of beginning of the easement tract.

TRACT 3. All that part of Block 56 of the Eastern Extension of Platte City, Missouri according to the recorded plat thereof and also all that part of a 14.0 foot strip lying East of and adjacent to said Block 56 in the Southeast Quarter of Section 25, Township 53, Range 35, being bounded and described as follows:
Beginning at a point 120.0 feet North of the Southeast corner of said Block 56; thence North 89(Degree) 50' 38" West 8.0 feet; thence South 48(Degree) 00' 00" East 29.60 feet; thence North 0(Degree) 00' 00" East 19.66 feet to a point on the Southerly right-of-way line of Marshall Street (Road J); thence North
48(Degree) 00' 00" West along said right-of-way 0.13 feet; thence North 89(Degree) 50' 38" West 13.90 feet to the point of beginning. Subject to any and all easements and restrictions of record.

TRACT 4. All of the North 44 feet of the following described tract of land: All that part of the Eastern Extension to the limits of Platte City, Platte County, Missouri, described as follows: beginning at the Northeast corner of Oak (now known as Ferrel Street) and State Streets to Platte City and running thence East 150 feet; thence North 120 feet; thence West 150 feet; thence South 120 feet to the beginning and being located in Section 25, Township 53, Range 35.

ALSO all of the North 44 feet of a tract 14 feet wide abutting and lying on the East side of the tract above described; TOGETHER with a perpetual right of way to Oak Street (now know as Ferrel Street) over the South 76 feet of said 14 foot tract. EXCEPT all that part of Block 56 of the Eastern Extension of Platte City, Missouri, according to the recorded plat thereof and also that part of a 14.0 foot strip lying East of and adjacent to said Block 56 in the Southeast Quarter of Section 25, Township 53, Range 35, being bounded and described as follows:
Beginning at a point 120.0 feet North of the Southeast corner of corner of said Block 56; thence North 89 degrees 50'38" West 8.0 feet; thence South 48 degrees 00'00" East 29.60 feet; thence North 0 degrees 00'00" East 19.66 feet to a point on the Southerly right of way line of Marshall Street (Road J); thence North 48 degrees 00'00" West along said right of way 0.13 feet; thence North 89 degrees 50'38" West 13.90 feet to the point of beginning.

                    EXHIBIT "B" TO LEASE DATED JUNE 27, 2005
  DON WITT, INC., LANDLORD AND INTEGRATED MANAGEMENT INFORMATION, INC., TENANT

                                    FURNITURE


         Total phone system
         Refrigerator
         Storage cabinet in Lynn's office
         Sweeper

Large Conference Room
         10 room chairs
         Conference table

Keith's office
         small table

Library
         7 chairs
         Library conference table

Don's office
         Desk
         Sofa
         side tables

Bob's Office
         Desk
         Sofa
         3 small tables





Marge's
         Desk
         Small Table
         Filing Cabinet
         Back table

Lynn's
         Desk

Jen's
         Desk
         2 small tables

Kitchen
         5 red chairs

Reception Area
         8 chairs
         coffee table
         small table

Small Conf. Room
         6 blue chairs
         Table
         Small table

Brenna's office
         Desk